UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2008 (May 5, 2008)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 5, 2008, Senior Housing Properties Trust, or we, entered into a series of Purchase and Sale Agreements, or the Purchase Agreements, with HRPT Properties Trust, or HRPT, and certain of its subsidiaries for the purchase of 48 medical office, clinic and biotech laboratory buildings (containing approximately 2.2 million square feet in the aggregate) for purchase prices aggregating $565 million.  The properties that we plan to acquire are currently 98.3% leased to approximately 370 unaffiliated tenants for an average term of 6.7 years.

Under the individual Purchase Agreements, we have agreed to pay aggregate purchase prices of approximately $554 million in cash and to assume three mortgages on two properties which total approximately $11 million.  The terms of the mortgages permit prepayment at various times; some of those debt prepayments may require premiums according to contractual formulas.  We intend to fund the proposed purchases with cash on hand, borrowings under our revolving credit facility and by assuming the three mortgages.  We expect to eventually fund the proposed purchases with a combination of long term capital determined based upon market conditions.  For purposes of Item 9.01 of this report, we have assumed that we will incur approximately $150 million of additional mortgage debt to fund the proposed purchases.

The transactions under the individual Purchase Agreements are scheduled to close in phases over the next 12 months, and the timings of the closings may be accelerated in certain circumstances.  The transactions are subject to various closing conditions and contingencies typical of large commercial real estate transactions, including, among other matters, waiver of any rights of first refusal held by tenants, the consent of mortgagees to the sales of the buildings which are encumbered by mortgages and financing contingencies relating to certain properties which have an aggregate purchase price of approximately $245 million.  As a result, some or all of these properties may not be purchased.

We were formerly a 100% owned subsidiary of HRPT.  We were spun off to HRPT shareholders in 1999 and, at the time of this spin off, we and HRPT entered into a Transaction Agreement which, among other things, prohibited us from purchasing medical office, clinic and biotech laboratory buildings.  Concurrently with the execution and delivery of the Purchase Agreements, we and HRPT entered into an amendment to the Transaction Agreement, or the First Amendment Agreement, to permit us, rather than HRPT, to invest in medical office, clinic and biomedical, pharmaceutical and laboratory buildings, whether of single purpose or mixed use.  The First Amendment Agreement is subject, in the case of mixed use buildings, to HRPT retaining the right to invest in any mixed use building for which the rentable square footage is less than 50% medical office, clinic and biomedical, pharmaceutical and laboratory use.

Concurrently with the execution and delivery of the Purchase Agreements and the First Amendment Agreement, we and HRPT also entered into a Right of First Refusal Agreement pursuant to which we acquired a right of first refusal to purchase up to 45 identified additional properties (approximately 4.6 million square feet) that are currently leased by HRPT principally to tenants in medical related businesses, in the event that HRPT determines to sell such properties or in the event of a change of control of HRPT or of the subsidiary which owns such properties.

We and HRPT are managed by Reit Management & Research LLC, or RMR, which is beneficially owned by Messrs. Barry M. Portnoy and Adam D. Portnoy.  In addition, Messrs. Barry M. Portnoy, Frederick N. Zeytoonjian and Adam D. Portnoy, three of our current trustees, also serve as trustees of HRPT, and we own 1,000,000 of HRPT’s common shares.  The sale prices for the properties to be sold were established by reference to an independent appraisal and the terms of the transactions were negotiated by special committees of each company’s board of trustees comprised solely of independent trustees.

We expect to enter into a new property management agreement with RMR with respect to the buildings we acquire from HRPT. The current property management agreement between HRPT and RMR with respect to these buildings provides, in general, for property management fees equal to 3% of gross rents and construction management fees equal to 5% of certain construction costs, as well as reimbursement of certain administrative costs.  We also expect to amend our existing advisory agreement with RMR in connection with these acquisitions.  Under the current advisory agreement, the management fees payable by us to RMR are principally based on our historical cost of our properties.  We expect the amendment will provide that the management fees with respect to any of the 48 properties which we acquire from HRPT will be based on HRPT’s historical costs rather than our higher purchase prices, so that the fees paid to RMR will equal the fees that are currently being paid by HRPT with respect to these properties.  RMR will not receive any additional compensation or fees in relation to these acquisitions.

The descriptions of the Purchase Agreements, the First Amendment Agreement and the Right of First Refusal Agreement are qualified in their entirety by reference to the Purchase Agreements, the First Amendment Agreement and the Right of First Refusal Agreement, which are filed as Exhibits 10.1 to 10.23 to this Current Report on Form 8-K and incorporated herein by reference.

FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

FOR EXAMPLE, THIS FORM 8-K STATES THAT WE HAVE AGREED TO PURCHASE 48 MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS FOR $565 MILLION AND THAT THESE SALES ARE EXPECTED TO BE COMPLETED DURING THE NEXT 12 MONTHS.  IN FACT, OUR OBLIGATION TO COMPLETE THESE PURCHASES IS SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES, INCLUDING, WITH RESPECT TO CERTAIN PROPERTIES,

OBTAINING CONSENTS FROM MORTGAGEES AND WAIVERS OF RIGHTS OF FIRST REFUSAL FROM TENANTS.  ALSO, WE HAVE FINANCING CONTINGENCIES RELATING TO CERTAIN PROPERTIES FOR AN AGGREGATE PURCHASE PRICE OF APPROXIMATELY $245 MILLION.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME PROPERTIES MAY NOT BE PURCHASED, THE PURCHASE PRICES PAYABLE BY US MAY BE CHANGED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K includes (i) a Combined Statement of Revenues and Certain Operating Expenses for six medical properties proposed to be acquired from HRPT, collectively referred to as HRPT Medical Properties, for the three months ended March 31, 2008 and 2007 (unaudited) and for the years ended December 31, 2007, 2006, and 2005, and (ii) pro forma financial data for us, which includes the 48 medical office, clinic and biotech laboratory buildings proposed to be acquired from HRPT as well as other acquisitions we have completed since January 1, 2008 (balance sheet) and January 1, 2007 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from, among other considerations, changes in our portfolio of investments, in interest rates and in our capital structure.

Between January 1, 2008 and April 30, 2008, we acquired the following additional senior living properties (dollars in thousands):

Date Acquired	Location	Number of Properties	Units	Purchase Price (1)
1/1/08	WI	5	568	$66,767
2/7/08	TX	2	98	10,292
2/17/08	NE	1	138	9,338
3/1/08	MN	1	228	48,549
3/31/08	CA, DE, MD	10	660	137,445
		19	1,692	$272,391

(1) Includes closing costs.

We funded these acquisitions using cash on hand, proceeds from equity issuances and borrowings under our revolving credit facility.

(a)                   Financial Statements of Businesses Acquired.

Combined Statements of Revenues and Certain Operating Expenses for HRPT Medical Properties.

Report of Independent Registered Public Accounting Firm	F-1
Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2008 and 2007 (unaudited), and for the Years Ended December 31, 2007, 2006 and 2005	F-2
Notes to Combined Statements of Revenues and Certain Operating Expenses	F-3

The historical financial statements listed in Item 9.01(a) present the results of operations of the HRPT properties during periods prior to their expected acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operations by us.

(b)                   Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008	F-7
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended March 31, 2008	F-8
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2007	F-9
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-10

(d)                   Exhibits.

10.1

Purchase and Sale Agreement, dated as of May 5, 2008, among HRPT Properties Trust, HUB Properties Trust and MOB Realty Trust, as Sellers, and Senior Housing Properties Trust, as Purchaser (with respect to 21 properties located in Massachusetts, Pennsylvania, and New York).

10.2

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Torrey Pines, 3030-50, Science Park Road, San Diego, California).

10.3

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Amelia Building, 855 Kempsville Road, Norfolk, Virginia).

10.4

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Halifax Building, 6161 Kempsville Circle, Norfolk, Virginia).

10.5

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Fair Oaks, 4001 Fair Ridge Drive, Fairfax, Virginia).

10.6	Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 2141 K Street, NW, Washington, DC).

10.7

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 6818 Austin Center Blvd., Austin, Texas).

10.8	Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 1145 19th Street, NW, Washington, DC).

10.9

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Oklahoma Clinics, 8315 So. Walker Ave., 701 NE 10th Street, 200 N. Bryant, 600 National Ave., Oklahoma City, Oklahoma).

10.10

Purchase and Sale Agreement, dated as of May 5, 2008, between HRPT Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to HIP of White Plains, 15 North Broadway, White Plains, New York).

10.11	Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 4770 Regent Boulevard, Irving, Texas).

10.12

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB RI Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 701 George Washington Highway, Lincoln, Rhode Island).

10.13

Purchase and Sale Agreement, dated as of May 5, 2008, between 4 Maguire Road Realty Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 4 Maguire Road, Lexington, Massachusetts).

10.14

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 4000 Old Court Road, Pikesville, Maryland).

10.15

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 1825, 1911 and 1925 N. Mills Avenue, Orlando, Florida).

10.16

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Bailey Square, 1111 W. 34th Street, Austin, Texas).

10.17

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Brittonfield II and III, Lot 5E-2 and Lot 5E-1, 5008 Brittonfield Parkway, East Syracuse, New York).

10.18

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Centre Commons, 5750 Centre Ave., Pittsburgh, Pennsylvania).

10.19

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 710 North Euclid, Anaheim, California).

10.20

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to 525 Virginia Drive, Fort Washington, Pennsylvania).

10.21

Purchase and Sale Agreement, dated as of May 5, 2008, between HUB Northeast Medical Arts Center LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to Northeast Medical Arts Center, 2801 North Decatur Road, Decatur, Georgia).

10.22

Right of First Refusal Agreement dated as of May 5, 2008 between HRPT Properties Trust, Blue Dog Properties Trust, Cedars LA LLC, HRP NOM L.P., HRP NOM 2 L.P., HRPT Medical Buildings Realty Trust, HUB Properties Trust, Lakewood Property Trust, LTMAC Properties LLC, HUB Mid-West LLC, and Rosedale Properties Limited Liability Company, as Grantors, and Senior Housing Properties Trust.

10.23	First Amendment to Transaction Agreement, dated as of May 5, 2008, between Senior Housing Properties Trust and HRPT Properties Trust.

23.1	Consent of Ernst & Young LLP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Senior Housing Properties Trust

We have audited the accompanying combined statements of revenues and certain operating expenses of HRPT Medical Properties, for each of the three years ended December 31, 2007.  These statements are the responsibility of HRPT Medical Properties’ management.  Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall statements presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Senior Housing Properties Trust, as described in Note 1, and are not intended to be a complete presentation of HRPT Medical Properties’ revenues and expenses.

In our opinion, the statements referred to above present fairly, in all material respects, the combined revenues and certain operating expenses described in Note 1 of HRPT Medical Properties for each of the three years ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

May 7, 2008

HRPT Medical Properties

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	Three Months Ended March 31,		Year Ended December 31,
	2008	2007	2007	2006	2005
	(unaudited)
REVENUES:
Rental income	$3,267,456	$3,251,492	$13,033,578	$12,214,358	$11,542,973
Reimbursement from tenants and other income	691,909	876,563	3,336,652	2,980,214	3,987,216
	3,959,365	4,128,055	16,370,230	15,194,572	15,530,189

CERTAIN OPERATING EXPENSES:
Property operating expenses	513,020	481,739	2,101,373	2,164,588	2,955,395
Real estate taxes and insurance	422,008	371,262	1,697,752	1,555,850	1,475,077
	935,028	853,001	3,799,125	3,720,438	4,430,472

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$3,024,337	$3,275,054	$12,571,105	$11,474,134	$11,099,717

See accompanying notes.

HRPT Medical Properties

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.         General Information and Summary of Significant Accounting Policies

HRPT Properties Trust, a Maryland real estate investment trust, (“HRPT”) owns and operates six medical office properties containing 389,149 square feet of space located in Austin, TX, Pittsburgh, PA and San Diego, CA (the “HRPT Medical Properties”).  The HRPT Medical Properties are managed by Reit Management & Research, LLC, or RMR.  On May 5, 2008, Senior Housing Properties Trust (“SNH”) agreed to acquire the HRPT Medical Properties.

The accompanying combined financial statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of SNH.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates.  Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires HRPT management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes.  The actual results could differ from these estimates.

Revenue Recognition.  Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the life of the lease agreements.  Straight-line rent adjustments included in rental income on the combined statements of revenues and certain operating expenses totaled $919,449, $1,985,591 and $4,532,383, for the years ended December 31, 2007, 2006 and 2005, respectively.

Reimbursement from Tenants.  Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.         Leases

HRPT, as lessor, has entered into non-cancelable operating leases at the HRPT Medical Properties.  These leases will be assumed by SNH when the HRPT Medical Properties are acquired.  Future minimum rentals under the leases in effect at December 31, 2007, are summarized as follows:

Year	Amount
2008	$12,356,072
2009	12,405,759
2010	12,181,470
2011	11,781,627
2012	11,287,140
Thereafter	72,557,126
$132,569,194

Leases are generally for terms greater than one year and for no more than 20 years and provide for operating expenses and real estate tax escalations and renewal options.

For the years ended December 31, 2007, 2006 and 2005, two tenants, The Scripps Research Institute and Columbia/HCA Healthcare Corporation, comprised 69%, 66% and 66% of rental income, respectively.

3.         Related Person Transactions

HRPT paid certain fees to RMR in connection with its management of the HRPT Medical Properties, including property management fees equal to 3% of gross rents and construction management fees equal to 5% of certain construction costs.  HRPT also reimbursed RMR for certain administrative services.  Total fees and reimbursements paid to RMR by HRPT were $737,239, $688,791 and $621,560, for the years ended December 31, 2007, 2006 and 2005, respectively.  Upon acquisition of the HRPT Medical Properties, the HRPT Medical Properties will continue to be managed by RMR under a similar arrangement with SNH.

SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on March 31, 2008.  The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2008, and the year ended December 31, 2007, present our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2007.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the three months ended March 31, 2008, included in our Quarterly Report on Form 10-Q, our financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K, and the financial statements included in Item 9.01(a) of this Form 8-K.

The unaudited pro forma financial statements assume the acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT Properties Trust, or HRPT, are financed with borrowings under our revolving credit facility, obtaining a mortgage for $150 million at 7.9% per annum and assuming three mortgage debts totaling $11 million on two of the properties.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for information purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase prices of the acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT and the assets reflected in these unaudited pro forma consolidated financial statements have been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the 48 medical office, clinic and biotech laboratory buildings to be acquired, which cannot be made prior to the completion of the transactions, will be based on the actual net tangible and intangible assets that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of any of the 48 medical office, clinic and biotech laboratory buildings from HRPT are not completed as planned.  Differences could also result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2008.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2008

(dollars in thousands)

		Pro Forma Adjustments
	Historical	HRPT Medical Properties - 6 (A) (C)	HRPT Medical Properties - 42 (B) (C)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,229,291	$162,864	$362,996	$2,755,151
Less accumulated depreciation	336,914	—	—	336,914
	1,892,377	162,864	362,996	2,418,237
Cash and cash equivalents	5,192	—	—	5,192
Restricted cash	3,957	—	—	3,957
Deferred financing fees, net	5,486	—	—	5,486
Other assets	29,960	26,740	31,375	88,075
	$1,936,972	$189,604	$394,371	$2,520,947

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$115,000	$188,619	$215,412	519,031
Senior unsecured notes due 2012 and 2015, net of discount	321,909	—	—	321,909
Secured debt and capital leases	104,465	—	160,969	265,434
Other liabilities	25,564	985	17,990	44,539
Shareholders’ equity	1,370,034	—	—	1,370,034
	$1,936,972	$189,604	$394,371	$2,520,947

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Three Months Ended March 31, 2008

(amounts in thousands, except per share amounts)

		HRPT Medical	HRPT Medical
		Properties - 6	Properties - 42	Pro Forma Adjustments
	Historical	(D)	(E)	Financing (F)	Adjustments		Pro Forma
REVENUES:
Rental income	$48,983	$—	$—	$—	$3,529	(G)	$52,512
HRPT Medical Properties rental income	—	3,267	8,588	—	1,179	(H)	13,034
Interest and other income	570	692	969	—	—		2,231
Total revenues	49,553	3,959	9,557	—	4,708		67,777

EXPENSES:
HRPT Medical Properties property operating expenses	—	935	2,638	—	—		3,573
Interest	9,518	—	—	6,475	1,195	(I)	17,188
Depreciation	13,023	—	—	—	4,515	(J)	17,538
General and administrative	3,696	—	—	—	1,227	(K)	4,923
Total expenses	26,237	935	2,638	6,475	6,937		43,222

Net income	$23,316	$3,024	$6,919	$(6,475)	$(2,229)		$24,555

Weighted average shares outstanding	91,080				3,821	(L)	94,901

Basic and diluted earnings per share:
Net income	$0.26						$0.26

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2007

(amounts in thousands, except per share amounts)

		HRPT Medical	HRPT Medical	Pro Forma Adjustments
		Properties - 6	Properties - 42	Financing
	Historical	(M)	(N)	(O)	Adjustments		Pro Forma
REVENUES:
Rental income	$185,936	$—	$—	$—	$27,469	(P)	$213,405
HRPT Medical Properties rental income	—	13,034	34,427	—	4,273	(Q)	51,734
Interest and other income	2,086	3,337	4,029	—	—		9,452
Total revenues	188,022	16,371	38,456	—	31,742		274,591

EXPENSES:
HRPT Medical Properties property operating expenses	—	3,799	9,553	—	—		13,352
Interest	37,755	—	—	25,900	5,932	(R)	69,587
Depreciation	47,384	—	—	—	22,266	(S)	69,650
General and administrative	14,154	—	—	—	5,719	(T)	19,873
Loss on early extinguishment of debt	2,026	—	—	—	—		2,026
Impairment of assets	1,400	—	—	—	—		1,400
Total expenses	102,719	3,799	9,553	25,900	33,917		175,888

Net income	$85,303	$12,572	$28,903	$(25,900)	$(2,175)		$98,703

Weighted average shares outstanding	83,168				5,524	(U)	88,692

Basic and diluted earnings per share:
Net income	$1.03						$1.11

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)          Represents the impact of our pending acquisitions from HRPT Properties Trust, or HRPT, of the six medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this Form 8-K and related financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility.  The estimated purchase prices of these six properties is subject to change based on contractual terms of the purchase agreements.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(B)           Represents the impact of our pending acquisitions of the remaining 42 medical office, clinic and biotech laboratory buildings we agreed to acquire from HRPT and relating financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility, our assumption of three mortgages for approximately $11,000 on two of the properties, and our obtaining a mortgage for $150,000.  The estimated purchase prices of these 42 properties is subject to change based on contractual terms of each purchase agreement.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(C)           Includes the impact of the preliminary purchase accounting adjustments for the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT for the value of in-place leases and the fair market value of above or below market leases and customer relationships.

The allocation of other assets is as follows:

HRPT Medical Properties – 6 (Origination Costs)	$5,929
HRPT Medical Properties – 42 (Origination Costs)	13,717
HRPT Medical Properties – 6 (Above Market Leases)	20,811
HRPT Medical Properties – 42 (Above Market Leases)	17,658
Total	$58,115

The allocation of other liabilities is as follows:

HRPT Medical Properties – 6 (Below Market Leases)	$985
HRPT Medical Properties – 42 (Below Market Leases)	17,990
Total	$18,975

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Three Months Ended March 31, 2008

(D)          Represents the impact on revenues and operating expenses for the three months ended March 31, 2008 of the historical results of our pending acquisitions from HRPT of the six medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Form 8-K.  A management fee of 3% of gross rents is included in property operating expenses.

(E)           Represents the impact on revenues and operating expenses for the three months ended March 31, 2008 of the historical results of our pending acquisitions from HRPT of 42 medical office, clinic and biotech laboratory buildings.  A management fee of 3% of gross rents is included in property operating expenses.

Details of the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT are as follows by state:

Location by State	Number of Buildings	Square Feet	Purchase Prices (1)
CA	4	198	$126,194
Washington, DC	2	210	63,693
FL	3	46	12,737
GA	1	52	8,208
MA	20	501	114,423
MD	1	42	6,933
NY	3	188	52,117
OK	4	210	28,911
PA	3	229	30,651
RI	1	62	12,336
TX	3	266	76,676
VA	3	182	32,121
	48	2,186	$565,000

            (1)  Excludes closing costs

(F)           Represents the full quarter impact of the cost of financing the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings with borrowings under our revolving credit facility of $404,000 at our current interest rate of 3.48% per annum and obtaining a mortgage loan for $150,000 at an interest rate of 7.9% per annum.  The cost of financing the remaining $11,000 of the purchase price is described in Note (I).  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(G)           During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272,391 from five unaffiliated parties.  We leased these properties for initial rent of $21,800.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and borrowings under our revolving credit facility of $115,000.  The adjustment to rental income represents the full quarter impact assuming we acquired these 19 senior living properties on January 1, 2008.

(H)          Represents the straight-line rent adjustment of the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings.  Also includes the preliminary amortization of capitalized above and below market lease values for these pending acquisitions.  The allocation of the adjustment is as follows:

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

HRPT Medical Properties – 6 (Straight-line)	$479
HRPT Medical Properties – 42 (Straight-line)	1,048
HRPT Medical Properties – 6 (Above Market Leases)	(475)
HRPT Medical Properties – 42 (Above Market Leases)	(492)
HRPT Medical Properties – 6 (Below Market Leases)	52
HRPT Medical Properties – 42 (Below Market Leases)	567
Total	$1,179

(I)            Represents the full quarter impact on interest expense for the three months ended March 31, 2008, from $115,000 outstanding on our revolving credit facility at our current interest rate of 3.48% per annum for the 2008 acquisitions described above in Note (G).  Also includes the interest expense on the assumption of three mortgage debts from HRPT that encumber two of the properties, one for $4,500 at 6.5% per annum, one for $2,100 at 7.85% per annum and one for $4,400 at 7.31% per annum.  The allocation of interest expense is as follows:

2008 Acquisitions	$1,001
Assumption of mortgage debt from HRPT	194
Total	$1,195

(J)            Represents the full quarter impact on depreciation expense for the three months ended March 31, 2008, of properties acquired by us during 2008 described in Note (G) and the pro forma impact of the acquisitions of the six and 42 medical office, clinic and biotech laboratory buildings described in Notes (D) and (E), respectively.  The allocation of depreciation expense is as follows:

2008 Acquisitions	$1,134
HRPT Medical Properties – 6	1,047
HRPT Medical Properties – 42	2,334
Total	$4,515

(K)          Represents the full quarter impact on general and administrative expenses for the three months ended March 31, 2008, of properties acquired by us during 2008 described in Note (G) and the pro forma impact of the acquisitions of the six and 42 medical office, clinic and biotech laboratory buildings described in Notes (D) and (E), respectively.  This general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to these properties being acquired will be the same as the management fees that are currently being paid by HRPT with respect to these properties and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these properties.  Also includes the amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the pending acquisitions of 48 medical office, clinic and biotech laboratory buildings from HRPT.  The allocation of general and administrative expenses is as follows:

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

2008 Acquisitions	$222
HRPT Medical Properties – 6	153
HRPT Medical Properties – 42	344
HRPT Medical Properties – 6 (Origination Costs)	151
HRPT Medical Properties – 42 (Origination Costs)	357
Total	$1,227

(L)           In February 2008, we issued 6.2 million of our common shares in an underwritten public offering, raising net proceeds of $129,400.  We used the net proceeds from this offering to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Note (G).  The adjustment to our weighted average shares outstanding shows the impact of our common shares issued and outstanding at March 31, 2008 as if we issued these shares on January 1, 2008.

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2007

(M)         Represents the impact on revenues and operating expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of the six medical office, clinic and biotech laboratory buildings which are subject to the Regulation S-X, Rule 3-14 audited financial statements included in Item 9.01(a) of this Form 8-K.  A management fee of 3% of gross rents is included in property operating expenses.

(N)          Represents the impact on revenues and operating expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of 42 medical office, clinic and biotech laboratory buildings.  A management fee of 3% of gross rents is included in property operating expenses.

(O)          Represents the full year impact of the cost of financing the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings with borrowings under our revolving credit facility of $404,000 at our current interest rate of 3.48% per annum and obtaining a mortgage loan for $150,000 at an interest rate of 7.9% per annum. The cost of financing the remaining $11,000 of the purchase price is described in Note (R).  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(P)           During the first quarter of 2008, we purchased 19 senior living properties with a total of 1,692 units for approximately $272,391 from five unaffiliated parties.  We leased these properties for initial rent of $21,800.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February 2008 and net borrowings under our revolving credit facility of $121,000.  The adjustment to rental income represents the full year impact assuming we acquired these 19 senior living properties on January 1, 2007.  Also included is an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact of the rent in connection with this purchase.  The allocation of rental income is as follows:

2008 Acquisitions	$21,791
Wellness Centers	5,678
Total	$27,469

(Q)          Represents the straight-line rent adjustment of the pending acquisitions of the 48 medical office, clinic and biotech laboratory buildings.  Also includes the preliminary amortization of capitalized above and below market lease values for these pending acquisitions.  The allocation of the adjustment is as follows:

HRPT Medical Properties – 6 (Straight-line)	$1,918
HRPT Medical Properties – 42 (Straight-line)	3,744
HRPT Medical Properties – 6 (Above Market Leases)	(1,900)
HRPT Medical Properties – 42 (Above Market Leases)	(1,967)

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

HRPT Medical Properties – 6 (Below Market Leases)	209
HRPT Medical Properties Trust – 42 (Below Market Leases)	2,269
Total	$4,273

(R)                                Represents the full year impact on interest expense for the year ended December 31, 2007, from $121,000 outstanding on our revolving credit facility at our current interest rate of 3.48% per annum for the 2008 acquisitions described above in Note (P) and an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact on interest expense on the 6.9% mortgage loan we assumed in connection with this purchase.  Also includes the interest expense on the assumption of three mortgage debts from HRPT that encumber two of the properties, one for $4,500 at 6.5% per annum, one for $2,100 at 7.85% per annum and one for $4,400 at 7.31% per annum.  The allocation of interest expense is as follows:

2008 Acquisitions	$4,211
Mortgage on wellness centers	944
Assumption of mortgage debt from HRPT	777
Total	$5,932

(S)                                 Represents the full year impact on depreciation expense for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during 2008 described above in Note (P) and the pro forma impact of the acquisitions of the six and 42 medical office, clinic and biotech laboratory buildings described in Notes (M) and (N), respectively.  The allocation of depreciation expense is as follows:

Wellness Centers	$1,740
2008 Acquisitions	7,004
HRPT Medical Properties – 6	4,188
HRPT Medical Properties – 42	9,334
Total	$22,266

(T)                                Represents the full year impact on general and administrative expenses for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during 2008 described in Note (P) and the pro forma impact of the acquisitions of the six and 42 medical office, clinic and biotech laboratory buildings described in Notes (M) and (N), respectively.  This general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to these properties being acquired will be the same as the management fees that are currently being paid by HRPT with respect to these properties and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these properties.  Also includes the amortization of the value of in-place leases exclusive of the value of above and below market in-place leases for the pending acquisitions of 48 medical office, clinic and

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

biotech laboratory buildings from HRPT.  The allocation of general and administrative expenses is as follows:

Wellness Centers	$338
2008 Acquisitions	1,362
HRPT Medical Properties – 6	611
HRPT Medical Properties – 42	1,374
HRPT Medical Properties – 6 (Origination Costs)	605
HRPT Medical Properties – 42 (Origination Costs)	1,429
Total	$5,719

(U)          In February 2007 and December 2007, we issued 6.0 and 5.0 million of our common shares in an underwritten public offering, raising net proceeds of $151,600 and $108,800, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Note (P).  The adjustment shows the impact to our weighted average shares outstanding at December 31, 2007 if we issued these shares on January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
Dated: May 9, 2008

/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: May 9, 2008